UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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E.DIGITAL CORPORATION

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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e.Digital Corporation

16870 West Bernardo Drive, Suite 120, San Diego, California 92127

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 3, 2015

TO THE STOCKHOLDERS OF E.DIGITAL CORPORATION:

Notice is hereby given that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of e.Digital Corporation, a Delaware corporation (the “Company”), will be held on September 3, 2015, at 10:00 a.m. Pacific Time for the following purposes:

1.	To elect directors of the Company to serve as directors for the ensuing year and until such directors’ successor has been duly elected and qualified or until such directors have otherwise ceased to serve as directors.
2.	To ratify the appointment of SingerLewak LLP as independent accountants for the Company for the fiscal year ending March 31, 2016.
3.	To hold an advisory, non-binding vote on the compensation of our named executive officers.
4.	Approve the e.Digital Corporation 2015 Equity-Based Compensation Plan; and
5.	Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

THIS YEAR'S ANNUAL MEETING WILL BE A COMPLETELY VIRTUAL MEETING OF STOCKHOLDERS. YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON.

To participate, vote, or submit questions during the Annual Meeting via live webcast, please visit www.virtualshareholdermeeting.com/EDIG2015.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports” on page 2 of the Proxy Statement.

The Board of Directors has fixed the close of business on July 7, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

San Diego, California	Allen Cocumelli
July 21, 2015	Chairman of the Board

Whether or not you expect to attend the Annual Meeting via live webcast, please vote as soon as possible to ensure your vote is counted at the meeting. You may vote over the Internet, by telephone, or if you request to receive printed proxy materials, by mailing a proxy or voting instruction card. You may also vote your shares during the Annual Meeting. Please review the instructions on each of your voting options as described in this proxy statement, as well as the Notice of Internet Availability of Proxy Materials or proxy card you received by mail.

IMPORTANT NOTICE REGARDING THE AVILABILITY OF PROXY MATERIALS FOR THE 2015

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 3, 2015

THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR

ENDED MARCH 31, 2015 ARE AVAILABLE AT www.proxyvote.com.

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e.Digital Corporation

16870 West Bernardo Drive, Suite 120

San Diego, California 92127

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 3, 2015

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of e.Digital Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held beginning at 10:00 a.m. local time on September 3, 2015 and for use at any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. Our telephone number is (858) 304-3016 and our facsimile number is (858) 304-3023. We intend to mail or electronically deliver this proxy statement, the accompanying proxy card and Notice of Annual Meeting on or about July 21, 2015 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

We have designated a record date of July 7, 2015 for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on July 7, 2015, we had outstanding and entitled to vote 293,428,330 shares of common stock.

On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders for the purposes of determining the presence of a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole “routine” matter – the ratification of the appointment of our independent registered public accounting firm. Your broker will not have discretion to vote on our “non-routine” matters absent direction from you – the election of directors recommended by the Board of Directors, the advisory vote on the compensation of our named executive officers. Directors will be elected by a plurality of the votes cast. As a result, the four nominees receiving the greatest number of affirmative votes will be elected. Abstentions and broker non-votes will not affect the election of a nominee who receives a plurality of votes. The affirmative vote of a majority of the shares voting on the compensation of the Company’s named executive officers is required to approve the proposal. For purposes of determining approval of the proposal, an abstention will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote.

The Board of Directors recommends that stockholders vote as follows:

•	FOR election of the four directors named in this Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified (see page 3);
•	FOR ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016 (see page 7);
•	FOR the approval of the compensation of our named executive officers (see page 9)
•	FOR the approval of the e.Digital 2015 Equity-Based Compensation Plan

If any other matter is presented, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

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Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Chairman of the Board at our principal offices, 16870 West Bernardo Drive, Suite 120, San Diego, California 92127, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If you hold shares through a bank or broker, you must contact that firm to revoke any prior proxy.

Stockholder Proposals

Any proposal relating to a proper subject which an eligible stockholder may intend to present for action at the Company’s 2016 Annual Meeting of Stockholders and which such stockholder may wish to have included in the proxy material for such meeting in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received as far in advance of the meeting as possible in proper form by the Secretary of the Company at 16870 West Bernardo Drive, Suite 120, San Diego, California 92127 and in any event not later than March 20, 2016.  It is suggested that any such proposal be submitted by certified mail, return receipt requested.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his or her capacity as a proponent to a stockholder proposal.

Annual Report to Stockholders

The Company’s Annual Report to Stockholders for the year ended March 31, 2015, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement. Printed copies will be made available upon request.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a stockholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery in a previous year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

ELECTION OF DIRECTORS

(Proposal One)

General

The Company’s bylaws state that the Board of Directors shall consist of not less than four nor more than seven members. The specific number of Board members within this range is established by the Board of Directors and is set at four for this election. A Board of four directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s four nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between us and any other person pursuant to which he or she was or is to be selected as a director or nominee. There are no other persons whose activities are material or are expected to be material to the Company’s affairs.

The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is fully elected and qualified or until his or her earlier resignation, removal or death.

The four candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

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The Board of Directors recommends that stockholders vote “FOR” each of the Director nominees listed below.

Nominees

The names of the nominees and certain information about them, as of the date of this proxy statement, are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board to believe that, as of the date of this proxy statement, that nominee should continue to serve on the Board. However, each independent director may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent directors.

Name	Age	Position and Offices	Director Since
Alfred H. Falk	60	President, Chief Executive Officer and Director	2009
Allen Cocumelli (1)(2)	64	Chairman of the Board and Director	1999
Renee Warden (1)	51	Director	2005
Eric M. Polis (2)	45	Secretary and Director	2008

_____________________

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.

Alfred H. Falk – was promoted and appointed as President and Chief Executive Officer of the Company by the Board of Directors in January 2009 when he was also appointed as a Director. He also served as President and a member of the Board from January 1997 (and from July 1998 as Chief Executive Officer) to July 2004. From July 2004 to January 2009 he was the Company’s Vice President of Corporate Development and from March 1995 to January 1997, he served as Vice President of Corporate Development and Vice President of OEM and International Sales. Prior to joining the Company, Falk worked for Resources Internationale as director of U.S. sales from 1993 to 1995. From 1988 to 1993, he was the manager of OEM sales and technology licensing for Personal Computer Products, Inc. From 1978 to 1988, he held several management positions at DH Technology. Mr. Falk’s extensive business experience and background, prior sales experience, and his long service with the Company including as Chief Executive Officer since 2009, qualifies him to serve on our Board.

Allen Cocumelli – was appointed Chairman of the Board in October 2008. He also previously served as Chairman of the Board from April 2000 to November 2002. Mr. Cocumelli served as owner and General Counsel of SimpleNet, Inc. from 2004 until the company was sold in 2009.  He also has had a solely owned law practice. Prior thereto, he was a Director of Website Services at Yahoo! Inc. from 2000 to 2004. Prior to joining Yahoo! Inc., Mr. Cocumelli was General Counsel and Chief Operating Officer of Simplenet Network Communications Inc.which became part of broadcast.com.  He previously served as a manager in the Components Manufacturing Group and as Director of Corporate Training and Development at Intel. Mr. Cocumelli obtained a B.A. degree from the University of California, Los Angeles and a J.D. from the Thomas Jefferson School of Law. Mr. Cocumelli is a member of the California Bar Association. The Board believes that Mr. Cocumelli’s technology experience and legal background will continue to be valuable as the Company pursues its patent enforcement and licensing strategy.

Renee Warden – Ms. Warden serves as the SEC Reporting Manager for Heritage Insurance Holdings, Inc., Clearwater, Florida. From 2011 to 2014 Ms. Warden provided professional financial advisory consulting services to MetLife, Inc., Avantair and Chord Advisor LLC. From 2009 to 2011, she served as Controller for VeriFone. From 2007 to 2009, Ms. Warden was Director of Accounting for Revolution Money, Inc. Prior to its acquisition by Crown Castles in 2007, Ms. Warden was Manager Special Projects/SOX for Global Signal, Inc. From 2005 to 2006, Ms. Warden was Vice President and Controller for Kintera, Inc. Previously, Ms. Warden was an executive officer of e.Digital Corporation. Ms. Warden joined e.Digital Corporation in 1991 as Accounting Manager, was appointed Controller and Corporate Secretary in 1997 and served as Chief Accounting Officer and Secretary from 2003 through 2005. Ms. Warden obtained a B.S. degree in Business Accounting from the University of Phoenix in 1999. Ms. Warden’s broad financial and accounting experience positions her well to serve as a director and to fill the important role of Audit Committee “financial expert.”

Eric M. Polis - was appointed a Director in October 2008 and Secretary in December 2010. He has been employed as an asset manager for privately-held Davric Corporation since 1997. Since 2009, Mr. Polis has been the managing member of Argent Management LLC, a business and property management company that works with affluent clients. He was Secretary, Treasurer and a Director of ASI Technology Corporation, a publicly traded specialty finance company, from July 2000 to May 2010. Mr. Polis is also a private investor and serves on the board of several Las Vegas non-profit organizations. He obtained a B.S. in Business Administration from the University of Arizona in 1993. Mr. Polis’ prior public company executive experience and broad general investment and business experience qualify him to serve on our Board.

The terms of all directors will expire at the next annual meeting of the Company’s stockholders, or when their successors are elected and qualified. Directors are elected each year, and all directors serve one-year terms. Officers serve at the pleasure of the Board of Directors. There are no arrangements or understandings between the Company and any other person pursuant to which he was or is to be selected as a director, executive officer or nominee. For information concerning beneficial ownership of Common Stock by directors, nominees and executive officers, see “Security Ownership of Certain Beneficial Owners and Management” below.

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CORPORATE GOVERNANCE

General

Pursuant to Delaware law and our bylaws, our business and affairs are managed by or under the direction of our Board of Directors. Members of the Board are kept informed of our business through discussions with our President and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Our Board has two standing committees:

•	The Audit Committee
•	The Compensation Committee

A copy of our Audit Committee Charter is posted on the Company’s website and is available for review at www.edigital.com. Copies also are available in print, free of charge, by writing to Investor Relations, e.Digital Corporation, 16870 West Bernardo Drive, Suite 120, San Diego, California 92127. The Compensation Committee does not have a charter.

Director Independence

Our Board of Directors is comprised of four individuals. The Board of Directors has adopted the independence standards applicable to NASDAQ Stock Market listed issuers and after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm the Board has determined that two members (Messrs. Cocumelli and Warden) are independent under such standards. While Mr. Cocumelli, as Chairman of our Board of Directors, is technically considered as an executive officer under our bylaws, we do not believe that he meets the definition of an “executive officer” under Rule 16a-1(f) of the Exchange Act in that he does not perform any policy-making functions for our Company, nor is he compensated for this position. Consequently, we consider Mr. Cocumelli as independent.

Board Committees and Meetings

The Board of Directors met twice during fiscal 2015 and acted by unanimous written consent one time. During such fiscal year, each Board member attended 100% of the meetings of the Board held during the period for which he was a director.

The Company has an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee or a Corporate Governance Committee.

Audit Committee -The Audit Committee, currently consisting of Ms. Warden and Mr. Cocumelli, assists our Board of Directors in discharging its responsibilities to oversee the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent auditor’s qualifications and independence. It reviews the audit and control functions of the Company, the Company’s accounting principles, policies and practices and financial reporting, the scope of the audit conducted by our Company’s auditors, the fees and all non-audit services of the independent auditors and the independent auditors’ opinion and letter of comment to management and management’s response thereto. The Audit Committee is governed by a written charter adopted in 2000, and amended in March 2013. The Audit Committee held four meetings during the fiscal year ended March 31, 2015.

Our Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our Company’s balance sheet, income statement and cash flow statement. Our Board of Directors has also determined that Ms. Warden qualifies as an “audit committee financial expert,” as defined in applicable Securities Exchange Commission rules. Since December 20, 2010, when the current Audit Committee was designated, the Board has determined that the members have met the independence and other requirements of applicable Securities Exchange Commission rules.

Compensation Committee -The Compensation Committee, currently comprised of two non-employee Board members, Allen Cocumelli and Eric M. Polis (appointed as Secretary on December 20, 2010 an uncompensated non-employee officer position), assists our Board of Directors in discharging its responsibilities in respect of compensation of our executive officers and directors. It reviews and recommends to the Board the salaries, bonuses and perquisites of our Company’s executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers such plans. No executive officer of our Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Company’s Board of Directors or Compensation Committee. The Compensation Committee held one meeting during the fiscal year ended March 31, 2015.

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Our Compensation Committee has not adopted a formal charter. The Compensation Committee performs the following functions regarding compensation for the named executive officers (“NEOs”):

•	Review and approve our Company’s goals relating to Principal Executive Officer (“PEO”) compensation.
•	Evaluate the PEO’s performance in light of the goals.
•	Make recommendations to the board regarding compensation to be paid to any other NEOs.
•	Annually review, for all NEOs, annual base salary, bonus, long-term incentives, employment-related agreements and special benefits.

The Committee’s compensation policies are particularly designed to align executive officer and senior management salaries and bonus compensation to the individual’s performance in the short-term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

Upon his appointment in January 2009, the Committee, without a formal meeting, approved for Mr. Falk a continuation of his then annual base salary of $155,000, a level the Committee felt based on the increased responsibilities was at the lower range of base salaries for Principal Executive Officers at similarly situated companies. The Committee attempts to align the Principal Executive Officer’s salary with performance, balanced by a general company-wide effort to contain costs. In July 2010 the Committee approved an annual base salary for Mr. Falk of $185,000. In April 2015, as part of a Company-wide cost of living adjustment, Mr. Falk’s base annual salary was increased to $197,580. The Committee believes Mr. Falk has significant long-term stock incentives. Mr. Falk is currently an employee at will.

Role of Board of Directors in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risk management related to our executive compensation plans and arrangements. The Board believes this structure facilitates the Board’s oversight of risk management because it allows the Board, working through its committees, including the independent Audit Committee and the Compensation Committee, to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Communication with Directors

Stockholders and other interested parties who want to communicate with our Board of Directors, the non-employee Board members as a group or any other individual director should write to us at:

e.Digital Corporation

c/o Secretary

16870 West Bernardo Drive

Suite 120

San Diego, California 92127

Pursuant to procedures established by our non-employee Board members, we review each communication sent in accordance with the above instructions and forward such communication to the specified person or persons for response. We will not forward any incoherent, obscene or similarly inappropriate communication, or any communication that involves an ordinary business matter (such as a job inquiry, a business account or transaction, a request for information about us, form letters, spam, invitations and other forms of mass mailings), unless requested by a director or at Management’s discretion.

Code of Business Conduct and Ethics

The Company has adopted a Code of Conduct that includes a code of ethics that applies to all of the Company’s employees and directors (including its principal executive officer and its principal finance and accounting officer). This Code of Conduct is posted on the Company’s website and is available for review at www.edigital.com. Copies are also available in print, free of charge, by writing to Investor Relations, e.Digital Corporation, 16870 West Bernardo Drive, Suite 120, San Diego, California 92127. We intend to disclose any amendments to, or waivers from, our code of business conduct and ethics on our website.

Director Compensation

Stock Options -Directors have received in the past and may receive in the future stock options pursuant to the Company’s stock option plans.

Standard Compensation -The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors’ or committee meetings.

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RATIFICATION OF INDEPENDENT AUDITOR

(Proposal Two)

The Audit Committee has recommended, and the Board has approved, the selection of SingerLewak LLP to provide audit services to the Company for the fiscal year ending March 31, 2016. Representatives of SingerLewak LLP, are not expected to be present at the Annual Meeting.

Although this appointment of SingerLewak LLP as independent accountants is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment. If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Audit Committee of the Board will reconsider the appointment. Even if the selection of SingerLewak LLP is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees Paid to Independent Auditors

The following table describes fees for professional audit services rendered by SingerLewak LLP, our principal accountant, for the audit of our annual financial statements for the years ended March 31, 2015 and March 31, 2014 and fees billed for other services rendered by SingerLewak LLP during those periods. These amounts include fees paid to SingerLewak LLP.

Type of Fee	Fiscal 2015	Fiscal 2014
Audit Fees (1)	$93,500	$90,000
Audit Related Fees (2)	$6,431	$4,860
Tax Fees (3)	–	–
All Other Fees (4)	–	–
Total	$99,931	$94,860

_____________________

(1)	Audit Fees include the aggregate fees paid by us during the fiscal year indicated for professional services rendered by SingerLewak LLP for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q.
(2)	Audit Related Fees include the aggregate fees paid by us during the fiscal year indicated for assurance and related services by SingerLewak LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees.
(3)	Tax Fees include the aggregate fees paid by us during the fiscal year for professional services for tax compliance, tax advice and tax planning. No such fees were billed by SingerLewak LLP for the respective periods.
(4)	All Other Fees include the aggregate fees paid by us during the fiscal year indicated for products and services other than the services reported above. No such fees were billed by SingerLewak LLP for the respective periods.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. The Audit Committee has considered the role of SingerLewak LLP in providing services to us for the fiscal year ended March 31, 2015 and has concluded that such services are compatible with their independence as our Company’s auditors. The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by SingerLewak LLP in fiscal year 2015.

Proposal

At the Annual Meeting, stockholders will be asked to ratify the appointment of SingerLewak LLP, as the independent auditors of the Company for the fiscal year ending March 31, 2016.

The Board of Directors recommends a vote “FOR” the Proposal.

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AUDIT COMMITTEE REPORT

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended March 31, 2015.

The Audit Committee has reviewed and discussed the audited financial statements of e.Digital Corporation with management. The Audit Committee has discussed with SingerLewak LLP, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Interim Auditing Standard AU Section 380, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with SingerLewak LLP its independence from our Company.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors. The Board of Directors has determined that each of the members of the Audit Committee qualifies as an independent director (as defined in the Marketplace Rules of The NASDAQ Stock Market).

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that audited financial statements be included in our Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015.

By: The Audit Committee of the Board of Directors

Renee Warden

Allen Cocumelli

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Advisory Vote on the Compensation

of the Company’s Named Executive Officers

(Proposal Three)

Background

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, known as the Dodd-Frank Act, this proposal, commonly known as a say-on-pay proposal, gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices. Our stockholders previously voted in August 2013 to hold an advisory (nonbinding) vote to approve the compensation of our named executive officers at least on a triennial basis or at least every third year.

Summary

Although not required until 2016, we are asking our stockholders to vote, on an advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the agreements and practices described in this proxy statement. This vote is advisory and is therefore not binding on us or the Board. The Board values the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and will evaluate what, if any, actions are necessary to address those concerns.

Our executive compensation program is designed to align pay with short- and long-term company performance, to put a substantial portion of compensation at risk, and to reward unique or exceptional contributions to overall sustainable value creation for stockholders. At our annual meeting of stockholders held in August 2013, a substantial majority of the votes cast on the say-on-pay proposal were voted in favor of the proposal. The Board of Directors believes this affirms stockholders’ support of our approach to executive compensation.

Required Vote

Because the Board believes that the compensation of our named executive officers as described in “Executive Compensation” appropriately addresses those objectives, it recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of this proxy statement pursuant to Item 402 of SEC Regulation S-K, including the executive compensation tables and related disclosures.

The affirmative vote of a majority of the shares voting for or against this proposal is required to approve the compensation of our named executive officers. For purposes of determining approval of this proposal, an abstention will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR approval of the compensation of our named executive officers as disclosed in the “Executive Compensation” section of this proxy statement, including the compensation tables and related disclosures.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following security ownership information is set forth, as of July 7, 2015, with respect to (i) each stockholder known by us to be beneficial owners of more than 5% of our outstanding Common Stock, (ii) each of the current directors and nominees for election as directors, (iii) each of the named executive officers reflected in the Summary Compensation Table below and (iv) all current directors, nominees and executive officers as a group (five persons).

Name and Address	Amount and Nature of Beneficial	Percent	Title
of Beneficial Owner	Ownership(1)	of Class	of Class
Alfred H. Falk	1,768,850 (1)	*	Common
16870 West Bernardo Drive, Suite 120
San Diego, CA 92127

Allen Cocumelli	538,500 (2)	*	Common
16870 West Bernardo Drive, Suite 120
San Diego, CA 92127

Renee Warden	371,078 (3)	*	Common
16870 West Bernardo Drive, Suite 120
San Diego, CA 92127

Eric M. Polis	3,561,837 (4)	1.2%	Common
980 American Pacific Drive, #111
Henderson, NV 89014

MarDee Haring-Layton	467,500 (3)	*	Common
16870 West Bernardo Drive, Suite 120
San Diego, CA 92127

All officers, directors and nominees as a group (5 persons)	6,707,765 (5)	2.3%	Common

(1)	Includes 550 shares held by son to which Mr. Falk disclaims beneficial ownership. Includes options exercisable to purchase 775,000 shares.
(2)	Includes options exercisable to purchase 537,500 shares.
(3)	Consists of options exercisable.
(4)	Includes options exercisable to purchase 675,000 shares. Also includes (i) 1,888,601 shares of common stock held by a Family Trust of which Mr. Polis is Trustee, (ii) 893,236 shares of common stock held by the Polis Family LLC of which Mr. Polis is a managing member, (iii) 25,000 shares of common stock held in a personal IRA, and (iv) 80,000 shares of common stock held as custodian for minor children. Mr. Polis disclaims beneficial ownership of the shares held as custodian for the minor children.
(5)	Includes options exercisable to purchase 2,826,078 shares.

_____________________

* Less than 1%

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of March 31, 2015, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	5,948,578	$.067	3,301,750
Equity compensation plans not approved by security holders	-0-	–	-0-
Total	5,948,578	$0.067	3,301,750

EXECUTIVE COMPENSATION

Executive Officers

Our current executive officers* are as follows:

Name	Age	Position

Alfred H. Falk**	60	President, Chief Executive Officer and Director
MarDee Haring-Layton	39	Chief Financial Officer
Eric M. Polis**	45	Secretary*** and Director

_____________________

* Allen Cocumelli, as Chairman of our Board of Directors, is technically considered as an executive officer under our bylaws. However, we do not believe that he meets the definition of an “executive officer” under Rule 16a-1(f) of the Securities Exchange Act of 1934 in that he does not perform any policy-making functions for our Company, nor is he compensated for this position.

** For additional information with respect to Messrs. Falk and Polis who are also nominees as directors, see “Election of Directors.”

*** Mr. Polis serves as Corporate Secretary, an executive officer position, but is not compensated for this role and is not considered an employee. He is considered a non-employee director (see “Director Compensation” below).

MarDee Haring-Layton was appointed Chief Financial Officer of the Company by the Board of Directors on December 5, 2011. Ms. Haring-Layton had been with the Company, on a part-time consulting basis, since July 2010. Previously, she was employed as a consultant with Resources Global Professionals, a multinational professional services firm, from 2007 to 2011. From 2005 to 2006, she was the Corporate Audit Manager at Royale Energy, Inc. Prior to Royale Energy, Ms. Haring-Layton was employed by Charlotte Russe, Inc. as Systems Control and Reporting Manager and Deloitte LLP as an audit professional. Ms. Haring-Layton holds a B.S. in Business Administration from San Diego State University.

Pursuant to Securities Exchange Commission rules our reportable “named executive officers” for fiscal 2015 include our President and Chief Executive Officer, Alfred H. Falk, and Ms. Haring-Layton, our Chief Financial Officer. Mr. Polis received no compensation for his role as Corporate Secretary which is considered an executive officer position and accordingly all his compensation is reported below under “Director Compensation.”

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Summary Compensation Table

Name and Principal Position	Year	Salary (1)($)	Bonus ($)	Option Awards (2)($)	All Other Compensation ($)	Total ($)

Alfred H. Falk, President and	2015	$186,566	–	$26,779	–	$213,345
Chief Executive Officer (PEO)	2014	$186,000	–	$20,373	–	$206,373

MarDee Haring-Layton	2015	$99,492	–	$2,677	–	$102,169
Chief Financial Officer (PFO)	2014	$99,100	–	$16,705	–	$115,805

_____________________

(1)	Represents actual cash compensation.
(2)	The value listed in the above table represents the fair value of the options granted during the year and valued under ASC 718. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in our audited consolidated financial statements for the year ended March 31, 2015, included herein.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Alfred H. Falk	300,000 375,000 100,000	– 125,000 300,000		– – –	$0.022 $0.055 $0.110	11/29/2015 3/25/2018 3/30/2019

MarDee Haring-Layton	50,000 100,000 307,500 10,000	– – 102,500 30,000	(1) (1)	– – – –	$0.022 $0.027 $0.055 $0.110	11/29/2015 12/5/2015 3/25/2018 3/30/2019

_____________________

(1) These options vest 25% every six months after grant.

Option Exercises and Stock Vested Table

There were no options exercised by the Named Executive Officers during fiscal 2015. There are no pension benefits for any Named Executive Officer.

Employment Agreements, Termination of Employment and Change in Control Arrangements

No executive officer has an employment letter or agreement.

Director Compensation

Our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and committee meetings. Employee directors do not receive any cash compensation for services as directors and have not received any equity compensation grants designated for such services. In addition, members of the board of directors who are not employees receive equity compensation grants as consideration for board and committee service from time to time. There is no established policy as to frequency or amount of equity compensation grants for non-employee directors.

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The following table sets forth the compensation paid to our non-employee directors in 2015.

Name	Fee Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
Allen Cocumelli (2)	$500	$26,779	–	$27,279
Renee Warden (3)	$500	$20,084	–	$20,584
Eric M. Polis (4)	$500	$ 3,348	–	$ 3,848

_____________________

(1)	The value listed in the above table represents the fair value of options on shares granted to each person during the year and valued under ASC 718. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in our audited consolidated financial statements for the year ended March 31, 2015, included in our Annual Report on Form 10-K.
(2)	Mr. Cocumelli had option awards outstanding exercisable into 537,500 shares of common stock that were vested and exercisable.
(3)	Ms. Warden had option awards outstanding exercisable into 371,078 shares of common stock that were vested and exercisable.
(4)	Mr. Polis had option awards outstanding exercisable into 675,000 shares of common stock that were vested and exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

On occasion we engage in certain related party transactions. Related parties include directors and executive officers and their immediate family members and certain security holders and their immediate family members. For purposes of this disclosure related party security holders include any beneficial owner of more than five percent of either our common or preferred shares. The following are related party transactions with respect to the two fiscal years ended March 31, 2015.

On March 30, 2015, director Allen Cocumelli was granted options to acquire 400,000 shares of common stock, director Renee Warden was granted options to acquire 300,000 shares of common stock and director Eric Polis was granted options to acquire 50,000 shares of common stock, exercisable at $0.11 per share until March 30, 2019 and vesting 25% at grant and 25% each six months and subject to other standard option plan conditions.

On March 25, 2014, directors Allen Cocumelli, Renee Warden were each granted options to acquire 250,000 shares of common stock and director Eric Polis was granted options to acquire 550,000 shares common stock, exercisable at $0.055 per share until March 25, 2018, vesting 25% at grant and 25% each six months and subject other standard option plan conditions.

During the fiscal years ended March 31, 2015 and 2014 there were no other (and there are no currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year end for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or other series of voting stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission.

Based solely on a review of copies of such reports furnished to our Company and representation that no other reports were required during the fiscal year ended March 31, 2015, except as set forth below, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission.

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APPROVAL OF THE E.DIGITAL 2015 EQUITY-BASED

COMPENSATION PLAN

(Proposal Four)

On June 26, 2015, our Board of Directors approved the e.Digital Corporation 2015 Equity-Based Compensation Plan (the “2015 Plan”), subject to stockholder approval at the Annual Meeting. The 2015 Plan is the successor to our 2005 Equity-Based Compensation Plan (the “2005 Plan”). We are asking the stockholders to approve the 2015 Plan because the 2005 Plan is scheduled to expire in August 2015.

We believe that the adoption of the 2015 Plan is in the best interests of the Company because of the continuing need to provide stock options and other equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices.

The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue. The 2015 Plan will service as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our employees. In addition, awards under the 2015 Plan will provide our service providers an opportunity to acquire or increase their ownership stake in our Company, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our service providers to work hard for our future growth and success. If Proposal Four is not approved by our stockholders, we believe our ability to attract and retain the talent we need to compete in our industry would be seriously and negatively impacted, and this could affect our long-term success.

The 2015 Plan’s effectiveness is dependent on the approval of it by stockholders at the meeting. We are asking stockholders to approve the 2015 Plan because the 2005 Plan is scheduled to expire in August of 2015. If this 2015 Plan is approved, all outstanding stock awards granted under the 2005 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the applicable 2005 Plan, but no additional awards will be granted under the 2005 Plan.

The following table provides information about our common stock that may be issued upon the exercise of options and rights under our 2005 Plan as of July 7, 2015 which was our only existing equity compensation plan as of such date:

Number of
Shares
Outstanding options	5,948,578
Outstanding full-value awards	-0-
Shares available for grant under the 2005 Plan	3,301,750

Summary Description of the 2015 Equity-Based Compensation Plan

The following is a summary of the principal provisions of the 2015 Plan, as proposed for approval. This summary does not purport to be a complete description of the provisions of the 2015 Plan. It is qualified in its entirety by reference to the full text of the 2015 Plan. A copy of the 2015 Plan is included as Appendix A to this proxy statement.

General

The purpose of the Equity-Based Compensation Plan is to provide a means to enhance the profitable growth of the Company by attracting and retaining employees, directors, consultants and advisors of the Company by providing such individuals with a means to acquire and maintain stock ownership or awards the value of which is tied to the performance of the Common Stock. The Equity-Based Compensation Plan also provides additional incentives and reward opportunities designed to strengthen such individuals’ concern for the welfare of the Company and their desire to remain in its employ. The Company seeks to achieve the Equity-Based Compensation Plan’s purpose by primarily providing grants of (i) incentive stock options qualified as such under U.S. federal income tax laws (“Incentive Options”), (ii) stock options that do not qualify as Incentive Options (“Nonstatutory Options” and, together with Incentive Options, “Options”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards (“Restricted Stock Awards”), (v) phantom stock rights (“Phantom Stock Rights”), or (vi) any combination of such awards (collectively referred to as “Awards”). See “Securities To Be Offered.”

No Incentive Options may be made under the Equity-Based Compensation Plan after the date that is ten years from the date the Equity-Based Compensation Plan was adopted.

The Equity-Based Compensation Plan, in part, is intended to qualify under the provisions of Section 422 of the Code. See “Federal Tax Consequences.” The Equity-Based Compensation Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

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Administration of the Plan

The Board has appointed the Compensation Committee to administer the Equity-Based Compensation Plan pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the Board chooses to take action under the Equity-Based Compensation Plan. Unless otherwise limited by the Equity-Based Compensation Plan, Rule 16b-3 of the Exchange Act, or the Code, the Compensation Committee has broad discretion to administer the Equity-Based Compensation Plan, interpret its provisions, and adopt policies for implementing the Equity-Based Compensation Plan. This discretion includes the power to determine to whom and when Awards will be granted, determine the amount of such Awards (measured in cash, shares of Common Stock or as otherwise designated), proscribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), accelerate the exercise terms of an Option, delegate duties under the Equity-Based Compensation Plan, terminate, modify or amend the Equity-Based Compensation Plan (subject to Board ratification), and execute all other responsibilities permitted or required under the Equity-Based Compensation Plan.

Persons Who May Participate in the Equity-Based Compensation Plan

Any individual who provides services to the Company or its subsidiary, including non-employee directors of and consultants for the Company (an “Eligible Person”), and is designated by the Compensation Committee to receive an Award under the Equity-Based Compensation Plan will be a “Participant.” An employee on leave of absence may be considered still employed by the Company for determining eligibility under the Equity-Based Compensation Plan. Any individual granted an Award which remains outstanding under the Equity-Based Compensation Plan, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the Equity-Based Compensation Plan. The Company currently has three non-employee directors, two officers and approximately one other employee who are eligible to participate in the Equity-Based Compensation Plan.

A Participant under the Equity-Based Compensation Plan will be eligible to receive an Award pursuant to the terms of the Equity-Based Compensation Plan and subject to any limitations imposed by appropriate action of the Compensation Committee. No Award may be granted if the Award relates to a number of shares of Common Stock which exceeds the number of shares which remain available under the Equity-Based Compensation Plan minus the number of shares issuable in settlement of or relating to outstanding Awards. Additionally, no Award may be granted in each fiscal year to Eligible Persons likely to be Covered Employees for more than 1,000,000 shares (subject to any adjustment due to recapitalization or reorganization permitted under the Equity-Based Compensation Plan).

With respect to Incentive Options, a Participant must be an employee of the Company or its subsidiary and, immediately before the time the Incentive Option is granted, the Participant may not own stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a subsidiary unless, at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110% of the fair market value of the Common Stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the fifth anniversary of the date of grant.

Securities to be Offered

Shares Subject to the Equity-Based Compensation Plan. The maximum aggregate number of shares of Common Stock that may be granted for any and all Awards under the Equity-Based Compensation Plan is 10,000,000 (subject to any adjustment due to recapitalization or reorganization permitted under the Equity-Based Compensation Plan). If Common Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Common Stock or is otherwise terminated without a delivery of shares to a Participant, the shares of Common Stock that were subject to that Award will again be available for issue, transfer or exercise pursuant to Awards under the Equity-Based Compensation Plan to the extent allowable by law. The Common Stock sold pursuant to the Equity-Based Compensation Plan may be authorized but unissued shares, shares held by the Company in treasury, or shares which have been reacquired by the Company including shares which have been bought on the market for the purposes of the Equity-Based Compensation Plan. The fair market value of the Common Stock on a given date will be the last reported sales price so reported by the OTC venture stage marketplace (“OTCQB”) for the Common Stock on such date or, if no such sale takes place on such day, then the average of the high bid and low asked prices on such day or, if no such prices are available for that day, the last reported sales price so reported on the last business day before the date in question. There are no fees, commissions or other charges applicable to a purchase of Common Stock under the Equity-Based Compensation Plan.

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Awards

Stock Options. The Company may grant Options to Eligible Persons including (i) Incentive Options (only to employees of the Company or its subsidiaries) which comply with Section 422 of the Code and (ii) Nonstatutory Options. The exercise price of each Option granted under the Equity-Based Compensation Plan will be stated in the Option agreement and may vary; however, the exercise price for any Option, Incentive Option or otherwise, must not be less than the greater of (a) the par value per share of Common Stock or (b) the fair market value per share as of the date of grant. Options may be exercised as the Compensation Committee determines, but not later than ten years from the date of grant. Any Incentive Option which fails to comply with Section 422 of the Code for any reason will result in the reclassification of the Option to a Nonstatutory Option which will be exercisable as such. The Compensation Committee will determine the methods and form of payment for the exercise price of an Option (including, in the discretion of the Compensation Committee, payment in Common Stock, other Awards or other property) and the methods and forms in which Common Stock will be delivered to a Participant.

SARs. SARs may be awarded in connection with or separate from an Option. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of the Common Stock on the date of exercise over the grant price of the SAR as determined by the Compensation Committee. SARs awarded in connection with an Option will entitle the holder, upon exercise, to surrender the related Option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. Such SAR is exercisable or transferable only to the extent that the related Option is exercisable or transferable. SARs granted independently of an Option will be exercisable as the Compensation Committee determines. The term of a SAR will be for a period determined by the Compensation Committee but will not exceed ten years. SARs may be paid in cash, stock or a combination of cash and stock, as the Compensation Committee provides in the Award agreement governing the SAR.

Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Common Stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Compensation Committee in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Compensation Committee. Except as otherwise provided under the terms of the Equity-Based Compensation Plan or an Award agreement, the holder of a Restricted Stock Award may have rights as a stockholder, including the right to vote the Common Stock subject to the Restricted Stock Award or to receive dividends on the Common Stock subject to the Restricted Stock Award (subject to any mandatory reinvestment or other requirements imposed by the Compensation Committee) during the restriction period. Unless otherwise waived by the Compensation Committee, a Restricted Stock Award which is subject to forfeiture restrictions will be forfeited and reacquired by the Company upon termination of employment. As a condition of a Restricted Stock Award grant, the Compensation Committee may require or permit a Participant to elect that any cash dividends paid on a share of Common Stock subject to a Restricted Stock Award be automatically reinvested in additional Restricted Stock Awards or applied to the purchase of additional Awards under the Equity-Based Compensation Plan. Unless otherwise determined by the Compensation Committee, Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such Common Stock or other property has been distributed.

Phantom Stock Rights. Phantom Stock Rights are rights to receive Common Stock, cash, or a combination of both at the end of a specified period. The Compensation Committee may subject Phantom Stock Rights to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement which may lapse at such times determined by the Compensation Committee. Phantom Stock Rights may be satisfied by delivery of Common Stock, cash equal to the fair market value of the specified number of shares of Common Stock covered by the Phantom Stock Rights, or any combination thereof determined by the Compensation Committee at the date of grant or thereafter. Except as otherwise provided by the Compensation Committee in the Award agreement or otherwise, Phantom Stock Rights subject to forfeiture restrictions may be forfeited upon termination of a Participant’s employment prior to the end of the specified period. Dividend equivalents on the specified number of shares of Common Stock covered by Phantom Stock Rights will be either (i) paid with respect to such Phantom Stock Rights on the dividend payment date in cash or in shares of unrestricted Common Stock having a fair market value equal to the amount of such dividends, or (ii) automatically deemed reinvested in additional Phantom Stock Rights, other Awards, or other investment vehicles permitted by the Compensation Committee and elected by the Participant, unless otherwise determined by the Compensation Committee on the date of grant.

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Bonus Stock and Awards in Lieu of Company Obligations. The Compensation Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Equity-Based Compensation Plan or under other plans or compensatory arrangements, subject to any applicable provision under Section 16 of the Exchange Act. The Compensation Committee will determine any terms and conditions applicable to grants of Common Stock or other Awards, including performance criteria associated with an Award. Any grant of Common Stock to an officer of the Company or a subsidiary in lieu of salary or other cash compensation will be reasonable, as determined by the Compensation Committee.

Dividend Equivalent. Dividend equivalents may be granted entitling a Participant to receive cash, Common Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments at the discretion of the Compensation Committee. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award. The Compensation Committee may provide that dividend equivalents will be payable or distributed when accrued or that they will be deemed reinvested in additional Common Stock, Awards, or other investment vehicles. The Compensation Committee will specify any restrictions on transferability and risks of forfeiture that are imposed upon dividend equivalents.

Other Stock-Based Awards. Participants may be granted, subject to applicable legal limitations and the terms of the Equity-Based Compensation Plan and its purposes, other Awards related to Common Stock (in terms of being valued, denominated, paid or otherwise defined by reference to Common Stock). Such Awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Compensation Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Compensation Committee will determine terms and conditions of all such Awards, including without limitation, method of delivery, consideration to be paid, the timing and methods of payment, and any performance criteria associated with an Award. Cash awards may granted as an element of or a supplement to any Awards permitted under the Equity-Based Compensation Plan.

Performance Awards. The Compensation Committee may designate that certain Awards granted under the Equity-Based Compensation Plan constitute “performance” Awards. A performance Award is any Award the grant, exercise or settlement of which is subject to one or more performance standards. Additionally, performance Award also means an Award granted to the chief executive officer or any other person designated by the Compensation Committee, at the time of grant of the performance Award, as likely to be one of the next four highest paid officers of the Company (a “Covered Employee”). One or more of the following business criteria for the Company on a consolidated basis and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria) shall be used by the Compensation Committee: (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets, return on assets, return on investment, return on capital, or return on equity; (vi) economic value added; (vii) operating margin or contribution margin; (viii) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (ix) total stockholder return; (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies, including the group selected by the Company for purposes of the stock performance graph contained in this Proxy Statement.

Other Provisions

Tax Withholding. At the discretion of the Compensation Committee and subject to conditions that the Compensation Committee may impose, a participant’s tax withholding with respect to an Award may be satisfied by withholding from any payment related to an Award or by the withholding of shares of Common Stock issuable pursuant to the Award based on the fair market value of the shares.

Merger or Recapitalization. If any change is made to the Company’s capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of Common Stock, appropriate adjustments will be made by the Compensation Committee in the shares subject to an Award under the Equity-Based Compensation Plan.

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Change in Control. Upon a change in control (as such term is defined in the Equity-Based Compensation Plan) the Compensation Committee shall fully accelerate the forfeiture provisions associated with all outstanding Options and, acting in its sole discretion without the approval of any holder, will effect one of the following alternatives with respect to Options: (i) accelerate the exercisability of the Options to be exercised before a specified date, after which unexercised Options will terminate; or (ii) require the mandatory surrender to and repurchase by the Company of all outstanding Options. The Compensation Committee will make such changes as it deems appropriate in the number and price of shares of Common Stock or other consideration subject to other Awards. Also, the Compensation Committee may, in its discretion, fully vest and cause all restrictions to lapse applicable to any Restricted Stock Award. Any such action may vary both among different Restricted Stock Award holders and different Restricted Stock Awards held by the same holder.

Amendment. Without stockholder approval, the Board may at any time and from time to time with respect to any shares which, at the time, are not subject to Awards, suspend, discontinue, revise, or amend the Equity-Based Compensation Plan in any respect whatsoever, and may amend any provision of the Equity-Based Compensation Plan or any Award agreement to make the Equity-Based Compensation Plan or the Award agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, ERISA, or any other law, rule or regulation that may affect the Equity-Based Compensation Plan. Such amendments are subject to stockholder approval to the extent such approval is required by any state or federal law and regulation or the rules of OTCQB. The Board may also amend, modify, suspend or terminate the Equity-Based Compensation Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Equity-Based Compensation Plan or for any other purpose permitted by law. The Equity-Based Compensation Plan may not be amended without stockholder approval to increase the aggregate number of shares of Common Stock that may be issued under the Equity-Based Compensation Plan. Except as provided above, no amendment, modification, suspension or termination of the Equity-Based Compensation Plan may alter or impair Awards previously granted under the Equity-Based Compensation Plan without the consent of the affected Participant.

Transferability of Awards. In accordance with rules prescribed by the Compensation Committee, the Compensation Committee may permit a person to transfer in the form of a gift, Nonstatutory Options, SARs, Phantom Stock Rights, or Restricted Stock Awards (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) (i) to a child (including a step or in-law relationship), grandchild, parent (including a step or in-law relationship), grandparent, spouse, former spouse, sibling (including an in-law), niece, or nephew, including adoptive relationships in any case, and any person sharing the household of a holder of such Award (“Immediate Family Members”), (ii) to a trust established for the exclusive benefit of one or more Immediate Family Members, (iii) to a partnership in which Immediate Family Members are the only partners or (iv) pursuant to a qualified domestic relations order. An SAR granted in tandem with a Nonstatutory Option will not be transferable other than in connection with the transfer of the Nonstatutory Option to which the SAR relates. Other than as described above, Awards will not be transferable other than by will or the laws of descent and distribution.

Following the transfer of any Award described above, such Awards will remain subject to the same terms and conditions as were applicable to such Awards immediately prior to transfer, provided that the transferee will be substituted for the transferor to the extent appropriate to enable the transferee to exercise the transferred Awards. When transferred Awards are exercised by a transferee, the Common Stock received as a result of the exercise may be subject to the one year holding period and other limitations on resale prescribed by Rule 144 promulgated under the Securities Act of 1933. In addition, Awards transferred by a Participant subject to the reporting requirements of Section 16(a) of the Exchange Act to Immediate Family Members in the same household as the transferor will continue to be reportable by the transferor as indirectly owned by the transferor.

Any holder of an Award desiring to transfer such Award to an Immediate Family Member must make an application for transfer and comply with such other requirements the Compensation Committee may require. To the extent regulations promulgated under the Exchange Act permit Awards to be transferred in circumstances other than as described above, the Compensation Committee may, but will not be obligated to, amend the Equity-Based Compensation Plan to permit transfers as permitted by such regulations.

Federal Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to Participants arising from participation in the Equity-Based Compensation Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a Participant in the Equity-Based Compensation Plan may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.

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Nonstatutory Options; SARs; Incentive Options. Participants will not realize taxable income upon the grant of a Nonstatutory Option or an SAR. Upon the exercise of a Nonstatutory Option or SAR, a Participant will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the Common Stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a Nonstatutory Option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Code Limitations on Deductibility” below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Participants eligible to receive an Incentive Option will not recognize taxable income on the grant of an Incentive Option. Upon the exercise of an Incentive Option, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of Common Stock received upon exercise of the Incentive Option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the Incentive Option), a Participant will recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

The Company and its subsidiaries will not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Option, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, the Company (or a subsidiary) will then, subject to the discussion below under “Tax Code Limitations on Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of Common Stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Nonstatutory Option or Incentive Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonstatutory Option or Incentive Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an Nonstatutory Option in the manner described above). Moreover, that number of shares of Common Stock received upon exercise which equals the number of shares of previously held Common Stock surrendered therefor in satisfaction of the Nonstatutory Option or Incentive Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of Common Stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above. If a reload option is issued in connection with a Participant’s transfer of previously held Common Stock in full or partial satisfaction of the exercise price of an Incentive Option or Nonstatutory Option, the tax consequences of the reload option will be as provided above for an Incentive Option or Nonstatutory Option, depending on whether the reload option itself is an Incentive Option or Nonstatutory Option.

The Equity-Based Compensation Plan allows the Committee to permit the transfer of Awards in limited circumstances. For income and gift tax purposes, certain transfers of Nonstatutory Options and SARs generally should be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service (the “IRS”) has not provided formal guidance on the income tax consequences of a transfer of Nonstatutory Options or SARs. However, the IRS informally has indicated that after a transfer of stock options, the transferor will recognize income, which will be subject to withholding, and FICA/ FUTA taxes will be collectible at the time the transferee exercises the stock options.

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In addition, if the Participant transfers a vested Nonstatutory Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Nonstatutory Option at the time of the gift. The value of the Nonstatutory Option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the Nonstatutory Option and the illiquidity of the Nonstatutory Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $14,000 per donee, (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted Nonstatutory Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested Nonstatutory Options has not been extended to unvested Nonstatutory Options. Whether such consequences apply to unvested Nonstatutory Options is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.

The IRS has not specifically addressed the tax consequences of a transfer of SARs.

Phantom Stock Rights; Restricted Stock Awards; Cash Awards. A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. A Participant will not have taxable income at the time of grant of a stock Award in the form of Phantom Stock Rights denominated in Common Stock, but rather, will generally recognize ordinary compensation income at the time he receives Common Stock in satisfaction of the Phantom Stock Rights in an amount equal to the fair market value of the Common Stock received. In general, a Participant will recognize ordinary compensation income as a result of the receipt of Common Stock pursuant to a Restricted Stock Award or bonus stock Award in an amount equal to the fair market value of the Common Stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the Common Stock (i) when the Common Stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where a Participant does not make an valid election under Section 83(b) of the Code or (ii) when the Common Stock is received in cases where a Participant makes a valid election under Section 83(b) of the Code.

A Participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to Common Stock or cash received. Dividends that are received by a Participant prior to the time that the Common Stock is taxed to the Participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the Common Stock received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

Subject to the discussion immediately below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the Equity-Based Compensation Plan could also be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Finally, the ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the Equity-Based Compensation Plan could be limited by Section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain performance-based compensation. In order to exempt performance-based compensation from the $1,000,000 deductibility limitation, the grant or vesting of the Award relating to the compensation must be based on the satisfaction of one or more performance goals as selected by the Committee. Performance-based Awards intended to comply with Section 162(m) of the Code may not be granted in a given period if such Awards relate to shares of Common Stock which exceed a specified limitation or, alternatively, the performance-based Awards may not result in compensation, for a Participant, in a given period which exceeds a specified limitation.

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Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR approval of the e.Digital 2015 Equity-Based Compensation Plan.

OTHER BUSINESS OF THE ANNUAL MEETING

Management is not aware of any matters to come before the Annual Meeting or any postponement or adjournment thereof other than the election of directors and the ratification of accountants. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

By Order of the Board of Directors,

San Diego, California	Allen Cocumelli
July 21, 2015	Chairman of the Board

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EXHIBIT A

E.Digital Corporation

2015 EQUITY-BASED COMPENSATION PLAN

TABLE OF CONTENTS

1. Purpose	4
2. Definitions	4
3. Administration.	9
(a) Authority of the Committee	9
(b) Manner of Exercise of Committee Authority	9
(c) Limitation of Liability	10
4. Stock Subject to Plan.	10
(a) Overall Number of Shares Available for Delivery	10
(b) Application of Limitation to Grants of Awards	10
(c) Availability of Shares Not Delivered under Awards	10
(d) Stock Offered	10
5. Eligibility; Per Person Award Limitations	10
6. Specific Terms of Awards.	11
(a) General	11
(b) Options	11
(c) Stock Appreciation Rights	12
(d) Restricted Stock	13
(e) Phantom Stock	14
(f) Bonus Stock and Awards in Lieu of Obligations	15
(g) Dividend Equivalents	15
(h) Other Stock-Based Awards	15
7. Certain Provisions Applicable to Awards.	15
(a) Stand-Alone, Additional, Tandem, and Substitute Awards	15
(b) Term of Awards	16
(c) Form and Timing of Payment under Awards; Deferrals	16
(d) Exemptions from Section 16(b) Liability	16
(e) Non-Competition Agreement	16
8. Performance and Annual Incentive Awards.	16
(a) Performance Conditions	16
(b) Performance Awards Granted to Designated Covered Employees	17
(c) Annual Incentive Awards Granted to Designated Covered Employees	18
(d) Written Determinations	19
(e) Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code	19

Exhibit A - 2

9. Recapitalization or Reorganization.	19
(a) Existence of Plans and Awards	19
(b) Subdivision or Consolidation of Shares	20
(c) Corporate Restructuring	20
(d) Change in Control Price	21
(e) Non-Option Awards	21
(f) Additional Issuances	21
(g) Restricted Stock Awards	21
10. General Provisions.	21
(a) Transferability.	21
(b) Taxes	22
(c) Changes to this Plan and Awards	23
(d) Limitation on Rights Conferred under Plan	23
(e) Unfunded Status of Awards	23
(f) Nonexclusivity of this Plan	23
(g) Payments in the Event of Forfeitures; Fractional Shares	23
(h) Severability	23
(i) Governing Law	24
(j) Conditions to Delivery of Stock	24

Exhibit A - 3

E.Digital Corporation

2015 EQUITY-BASED COMPENSATION PLAN

1.          Purpose. The purpose of the e.Digital Corporation 2015 Equity-Based Compensation Plan (the “Plan”) is to provide a means through which e.Digital Corporation, a Delaware corporation (the “Company”), and its subsidiaries (including any companies it may acquire) may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Restricted Stock Awards, Stock Appreciation Rights, Phantom Stock Awards or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

2.          Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a)          “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

(b)          “Award” means any Option, SAR (including Limited SAR), Restricted Stock Award, Phantom Stock Award, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under this Plan.

(c)          “Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

(d)          “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)          “Board” means the Company’s Board of Directors.

(f)           “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Delaware are authorized or obligated by law or executive order to close.

Exhibit A - 4

(g)          “Change in Control” means the occurrence of any of the following events:

(i)          The agreement to acquire or a tender offer that is accepted for beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), of 50% or more of either (x) the then outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

(ii)         Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board; or

(iii)        Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)        Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination, the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries); or

(v)         Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Exhibit A - 5

(h)          “Change in Control Price” means the amount calculated in accordance with Section 9 of this Plan.

(i)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j)           “Committee” means a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” as defined under section 162(m) of the Code, unless administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code.

(k)          “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of this Plan.

(l)           “Dividend Equivalent” means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(m)         “Effective Date” means June 26, 2015.

(n)          “Eligible Person” means all officers and employees, or prospective officers and employees, of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

(o)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(p)          “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(q)          “Fair Market Value” means, for a particular day:

(i)          if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on that business day or, if no such sale takes place on that business day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sale price, regular way, on the composite tape of that exchange on the last business day before the date in question; or

(ii)         if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the OTC venture stage marketplace (“OTCQB”) as of the date of determining the Fair Market Value, then the last reported sales price so reported on that business day or, if no such sale takes place on that business day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sale price so reported on the last business day before the date in question; or

Exhibit A - 6

(iii)        if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the OTCQB (or a similar system then in use) as provided in subparagraph (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by OTCQB (or, if not so reported, by the OTC Pink marketplace) as of the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that business day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last business day before the date in question; or

(iv)        if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefor are not reported by OTCQB (or the OTC Pink marketplace) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

(v)         if shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefor are reported by OTCQB (or the OTC Pink marketplace) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii) or (iii).

For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse.

(r)           “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

(s)          “Incumbent Board” shall mean individuals who constitute the Board as of the Effective Date and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

(t)           “Limited SAR” means a right granted to a Participant under Section 6(c) hereof.

(u)          “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(v)          “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

Exhibit A - 7

(w)         “Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

(x)          “Performance Award” means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

(y)         “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

(z)          “Phantom Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

(aa)        “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of regulation 1.162-27 under section 162(m) of the Code.

(bb)       “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(cc)        “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

(dd)       “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

(ee)        “Stock” means the Company’s Common Stock, par value $.001 per share, and such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 9.

(ff)         “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.

(gg)       “Subsidiary” means with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

Exhibit A - 8

3.          Administration.

Authority of the Committee. This Plan shall be administered by the Committee except to the extent the Board elects, in order to comply with Rule 16b-3 or for any other reason, to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan, provided that any such adoption, amendment or rescission (A) shall not impair the rights of a Participant under any Award previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s survivors; and (B) shall be made only after the Committee determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code with respect to ISOs and pursuant to Section 409A of the Code; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Phantom Stock Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other interpretations or determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate provided, however, that all such interpretations, determinations, and other actions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder, may be taken either (xi) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (xii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

Exhibit A - 9

Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

4.          Stock Subject to Plan.

Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan shall not exceed 10,000,000 shares.

Application of Limitation to Grants of Awards. No Award may be granted if (i) the number of shares of Stock to be delivered in connection with such Award exceeds (ii) the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (iii) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (iv) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

Stock Offered. The shares to be delivered under the Plan shall be made available from (v) authorized but unissued shares of Stock, (vi) Stock held in the treasury of the Company, or (vii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

5.          Eligibility; Per Person Award Limitations. Awards may be granted under this Plan only to Eligible Persons. In each fiscal year or 12-month period, as applicable, during any part of which this Plan is in effect, a Covered Employee may not be granted (a) Awards relating to more than 1,000,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9 or (b) in the case of Awards not related to shares of Stock Awards with a value at the time of payment in excess of $100,000.

Exhibit A - 10

6.          Specific Terms of Awards.

General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

Exercise Price. Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that the Exercise Price per share of Stock subject to an Incentive Stock Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock on the date of grant of the Option or in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any Subsidiary 110% of the Fair Market Value per share of the Stock on the date of grant, and the exercise price per share of Stock subject to an Option other than an Incentive Stock Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock on the date of grant of the Option.

Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.

ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code)) of the Company or a parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock options is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

Exhibit A - 11

Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise or settlement thereof, the excess of (C) the Fair Market Value of one share of Stock on the date of exercise or settlement (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 2(h) hereof) over (D) the grant price of the SAR as determined by the Committee.

Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle a Participant, upon exercise or settlement, to surrender that Option or any portion thereof, to the extent unexercised or not settled, and to receive payment of an amount computed pursuant to Subsection 6(c)(ii)(B). That Option shall then cease to be exercisable or settleable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

(A)          A Stock Appreciation Right granted in connection with an Option shall be exercisable or settleable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

(B)           Upon the exercise or settlement of a Stock Appreciation Right related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying:

(1)          the difference obtained by subtracting the exercise price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise or settlement of the Stock Appreciation Right, by

(2)          the number of shares as to which that Stock Appreciation Right has been exercised or settled.

Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable or settleable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right, which Award agreement shall comply with the following provisions:

(C)           Each Award agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

Exhibit A - 12

(D)           Each Award agreement shall state the time at which the Stock Appreciation Right will vest, the time the Stock Appreciation Right will be settled, or the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

(E)            Each Award agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised or settled.

(F)            Each Stock Appreciation Right shall entitle a Participant, upon exercise or settlement thereof, to receive payment of an amount determined by multiplying:

(1)          the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise or settlement of that Stock Appreciation Right, by

(2)          the number of shares as to which the Stock Appreciation Right has been exercised or settled.

Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised or settled in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

Exhibit A - 13

Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

Phantom Stock. The Committee is authorized to grant Phantom Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

Award and Restrictions. Satisfaction of an Award of Phantom Stock shall occur upon expiration of the deferral period specified for such Phantom Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Phantom Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Phantom Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Phantom Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Phantom Stock), all Phantom Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock.

Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Phantom Stock shall be either (E) paid with respect to such Phantom Stock on the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (F) deferred with respect to such Phantom Stock and the amount or value thereof automatically deemed reinvested in additional Phantom Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

Exhibit A - 14

Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or a Subsidiary in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(h) The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Section.

7.          Certain Provisions Applicable to Awards.

Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Phantom Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

Exhibit A - 15

Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).

Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(c) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

Non-Competition Agreement. Each Participant to whom an Award is granted under this Plan may be required to agree in writing as a condition to the granting of such Award not to engage in conduct in competition with the Company or any of its subsidiaries for a period after the termination of such Participant’s employment with the Company and its subsidiaries as determined by the Committee.

8.          Performance and Annual Incentive Awards.

Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under section 162(m) of the Code.

Exhibit A - 16

Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).

Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(i)          Business and Individual Performance Criteria

Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) economic value added; (7) operating margin or contribution margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (9) total stockholder return; (10) debt reduction; and (11) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

Individual Performance Criteria. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.

Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.

Exhibit A - 17

Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (B) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (C) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(c).

Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under section 162(m) of the Code, the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

Exhibit A - 18

Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (D) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (E) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under section 162(m) of the Code. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is inconsistent with the requirements of section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9.          Recapitalization or Reorganization.

Existence of Plans and Awards. The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Exhibit A - 19

Subdivision or Consolidation of Shares. The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

(i)          If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(ii)         If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(iii)        Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Participant such a notice.

(iv)        Adjustments under Subsections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

Corporate Restructuring. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization. Upon a Change in Control the Committee, acting in its sole discretion without the consent or approval of any holder, shall effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options held by any individual holder: (2) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (3) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each holder an amount of cash per share equal to the excess, if any, of the amount calculated in Section 9(d) (the “Change in Control Price”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (4) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change in Control; provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding; provided, further, that the right to make such adjustments shall include, but not be limited to, the modification of an Option such that the holder of the Option shall be entitled to purchase or receive (in lieu of the total shares that the holder would otherwise be entitled to purchase or receive under the Option (the “Total Shares”)), the number of shares of stock, other securities, cash or property to which the Total Shares would have been entitled to in connection with the Change in Control, at an aggregate exercise price equal to the exercise price that would have been payable if the Total Shares had been purchased upon the exercise of the Option immediately before the consummation of the Change in Control.

Exhibit A - 20

Change in Control Price. The “Change in Control Price” shall equal the amount determined in clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (ii) the per share price offered to holders of the same class of Stock of the Company in any such merger or consolidation, (iii) the per share value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iv) the amount distributed per share of Stock in a dissolution transaction, (v) the price per share offered to holders of the same class of Stock of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (vi) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 9(d) or Section 9(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

Non-Option Awards. In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 9, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

Restricted Stock Awards. Plan provisions to the contrary notwithstanding, with respect to any Restricted Stock Awards outstanding at the time a Change in Control as described in Section 2(g) occurs, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Stock awarded to the holder pursuant to such Restricted Stock Award and then outstanding and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Section 9(g) may vary among individual holders and may vary among the Restricted Stock Awards held by any individual holder.

10.          General Provisions.

(a)          Transferability.

Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option, Stock Appreciation Right, Phantom Stock Award or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the Stock under section 12(b) or 12(g) of the Exchange Act, or authorize all or a portion of such Awards to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(a)(i).

Exhibit A - 21

Qualified Domestic Relations Orders. An Option, Stock Appreciation Right, Phantom Stock Award or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the Stock under section 12(b) or 12(g) of the Exchange Act, may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

Other Transfers. Except as expressly permitted by Subsections 10(a)(i) and 10(a)(ii), Awards shall not be transferable other than by will or the laws of descent and distribution except that in the Committee’s discretion a Stock Appreciation Right, Phantom Stock Award (if such Stock Appreciation Right or Phantom Stock Award is not exercisable for Stock and not subject to the Participant’s or holder’s discretion as to the timing or method of payment) or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) may be transferable, however, not for consideration. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (B) the provisions of the Award relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

Procedures and Restrictions. Any Participant desiring to transfer an Award as permitted under Subsections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (C) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (D) it may not be made in compliance with all applicable federal, state and foreign securities laws.

Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

Exhibit A - 22

Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

Limitation on Rights Conferred under Plan. Neither this Plan nor any action taken hereunder shall be construed as (ii) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (iii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iv) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and employees, or (v) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan for certain incentive awards.

Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

Exhibit A - 23

Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

Exhibit A - 24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Combined Document is available at www. proxyvote.com

E.DIGITAL CORPORATION

Annual Meeting of Shareholders

September 3, 2015 10:00 AM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) ALFRED H. FALK and ERIC M. POLIS as proxies, or either of them, with the power to appoint his substitute, and hereby authorize(s) them to vote, as designated on the reverse of this ballot, all of the shares of Common Stock of E.DIGITAL CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PDT on September 3, 2015, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

To listen to the meeting via internet, please visit: www.virtualshareholdermeeting.com/EDIG2015

Address Changes/Comments: __________________________________________________________

_________________________________________________________________________________

(If you noted any address Changes/Comments above, please mark corresponding box on the reverse side)

Continued and to be signed on the other side

E.DIGITAL CORPORATION 16870 WEST BERNARD DRIVE SUITE 120 SAN DIEGO, CA 92127-1904

VOTE BY INTERNET

Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/EDIG2015

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EDIGITAL CORPORATION

The Board of Directors recommends you vote FOR the following:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees(s) on the line below.

1. Election of Directors

Nominees:

01) Alfred H. Falk	02) Allen Cocumelli	03) Renee Warden	04) Eric Polis

The Board of Directors recommends you vote FOR the following proposals:

2. To ratify the selection of SingerLewak LLP as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2016.	For ☐	Against ☐	Abstain ☐

3. To approve an advisory, non-binding vote, approving the compensation of the Company’s named executive officers.	For ☐	Against ☐	Abstain ☐

4. To approve the e.Digital 2015 Equity-Based Compensation Plan.	For ☐	Against ☐	Abstain ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please date and sign exactly as name or names appear(s) on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date